UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1.           REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Western Asset
Municipal Partners
Fund Inc.
(MNP)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

* Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Report of independent registered public accounting firm	27

Board approval of management and subadvisory agreements	28

Additional information	33

Annual chief executive officer and chief financial officer certifications	38

Dividend reinvestment plan	39

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Western Asset Municipal Partners Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range

II	Western Asset Municipal Partners Fund Inc.

of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%.

The municipal bond market underperformed its taxable bond counterpart over the 12 months ended December 31, 2008. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned -2.47% and 5.24%, respectively. Even though municipal securities typically hold up fairly well during periods of market volatility, the aforementioned flight to quality into Treasuries negatively impacted the tax-free bond market.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

Western Asset Municipal Partners Fund Inc.	III

Letter from the chairman continued

website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
v

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Western Asset Municipal Partners Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace. The Fund invests primarily in tax-exempt securities that are rated investment grade at the time of purchase by at least one rating agency and that the investment manager believes do not involve undue risk to income or principal. The Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower—and their prices moved higher—during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	1

Fund overview continued

intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively.

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues.

Q. How did we respond to these changing market conditions?

A. During the reporting period, two major themes played out. The municipal yield curveii steepened dramatically from a very flat to a more normal or, at various times, steep slope. Additionally, credit quality spreads widened substantially as deleveraging and forced selling in the municipal market created a scenario where higher quality was much more in demand. As a result of these developments, we extended the Fund’s durationiii and added some attractively valued lower-quality securities to the portfolio.

Performance review

For the 12 months ended December 31, 2008, Western Asset Municipal Partners Fund Inc. returned -15.35% based on its net asset value (“NAV”)iv and -22.67% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Indexv, returned -2.47% for the same period. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevi returned -22.15% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.64 per share. The performance table on the next page shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2008. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alterative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

2	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$11.75 (NAV)	-15.35%
$9.69 (Market Price)	-22.67%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund’s portfolio had a higher average credit quality than that of its peer group which, in a spread-widening environment, was a relative contributor to performance. The Fund’s allocation to the Pre-refundedvii sector enhanced its results, as did a lack of exposure to the Tobacco and Airline sectors. In addition, while some of our sector allocations underperformed the overall municipal market, our security selection within those sectors contributed to performance. For example, within the Industrial Development and Pollution Control sector, our issue selection produced results that were better than the overall sector results.

Q. What were the leading detractors from performance?

A. The Fund’s yield curve positioning detracted from performance. In particular, our decision to increase the Fund’s allocation to securities with longer maturities was a drag on performance as the yield curve continued to steepen. From a sector perspective, the Fund’s exposure to the Health Care1, Industrial Development and Pollution Control and Transportation sectors detracted from results. As opposed to General Obligation municipal bonds that are supported by the “full faith and credit” of the issuing jurisdiction, securities in these sectors are supported by a defined stream of revenue. In times of market stress, investors tend to move out of these sectors as they seek the refuge of State and Local General Obligation securities, which they perceive to be more secure. In addition, there were concerns regarding the Health Care sector due to pressure on funding as municipalities struggle to balance their budgets. Industrial Development and Pollution Control issues are supported by corporate credit. During the reporting period, corporate credit spreads widened significantly due to increased investor risk aversion.

A short position in U.S. Treasury futures was a significant detractor from the Fund’s performance. We use U.S. Treasury futures, both long and short

1         Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	3

Fund overview continued

positions, to opportunistically manage the Fund’s interest rate exposure (i.e., duration). We would sell these futures short if we wanted to shorten the duration of the portfolio and, conversely, take a long position in futures contracts if we wanted to quickly extend the portfolio’s duration. This strategy generally produces reliable results. However, this was not the case during the reporting period as the massive flight to quality toward the end of the fiscal year drove U.S. Treasury yields down to historically low levels while, at the same time, municipal yields rose dramatically. Therefore, while the short position did help reduce the Fund’s average duration, the defensive aspect of the strategy was overwhelmed by the extreme widening between U.S. Treasury yields and municipal yields.

Finally, the Fund’s use of leverage, via municipal Auction Rate Cumulative Preferred Stock (“ARCPS”), detracted from performance relative to the unleveraged benchmark. While leverage offers the potential to generate additional income and increased total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds added to the portfolio as a result of the leverage. As mentioned above, tax-free bonds came under pressure due to risk aversion, concerns about monolines and lack of liquidity. Overall declining valuations had a negative effect on performance that was magnified by the use of leverage. The ARCPS dividend rates ranged from 1.142% to 11.347% during the fiscal year. The weighted average dividend rate for the year ended December 31, 2008 was 3.495%. Although the Fund’s borrowing costs were relatively high for periods during the fiscal year, overall, the use of leverage increased the Fund’s net investment income available to common shareholders.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Thank you for your investment in Western Asset Municipal Partners Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the federal alterative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 60 funds in the Fund’s Lipper category.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Schedule of investments

December 31, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 100.0%
	Arizona — 1.9%
$2,855,000	Glendale, AZ, Transportation Excise Tax Revenue, MBIA, 5.000% due 7/1/28	$2,708,481
1,000,000	Salt River Project, Arizona Agricultural Improvement & Power District Electric System Revenue, 5.000% due 1/1/35	948,480
	Total Arizona	3,656,961
	California — 9.4%
1,000,000	California EFA Revenue, College & University Financing Program, 5.000% due 2/1/26	647,390
5,000,000	California Health Facilities Finance Authority Revenue, Catholic Healthcare West, 5.625% due 7/1/32	4,097,900
2,000,000	California Housing Finance Agency Revenue, Home Mortgage, 4.800% due 8/1/37(a)	1,368,020
35,000	California State, GO, Unrefunded Balance, 5.125% due 6/1/24	33,646
1,500,000	California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA Mortgage Insurance, 5.000% due 11/15/28	1,236,525
5,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, FSA, 5.000% due 7/1/35	4,504,550
2,000,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/26	1,384,100
2,500,000	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA, 5.000% due 9/1/30	2,275,000
2,620,000	University of California Revenues, AMBAC, 5.000% due 5/15/36	2,460,259
	Total California	18,007,390
	Colorado — 5.2%
	Colorado Health Facilities Authority Revenue:
2,850,000	Poudre Valley Health Care, 5.000% due 3/1/25	1,919,646
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35(b)	3,980,500
495,000	Colorado Springs, CO, Hospital Revenue, 6.375% due 12/15/30(c)(d)	540,995
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue:
500,000	5.750% due 11/15/18	435,370
4,000,000	6.500% due 11/15/38	3,181,000
	Total Colorado	10,057,511
	Connecticut — 0.5%
1,000,000	Connecticut State HFA, Housing Mortgage Finance Program, 6.000% due 11/15/38	986,780
	District of Columbia — 2.0%
4,600,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation Group, FSA, 5.250% due 7/15/45	3,813,032

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	7

Schedule of investments continued

December 31, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 4.3%
$2,000,000	Florida State Department of Environmental Protection, Preservation Revenue, Florida Forever, AMBAC, 5.000% due 7/1/21	$1,976,220
4,950,000	Florida State Department of Transportation, Turnpike Revenue, FSA, 4.500% due 7/1/34	4,147,308
2,000,000	Miami-Dade County, FL, Aviation Revenue, Miami International Airport, FSA, 5.000% due 10/1/41	1,608,080
1,000,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27(e)	528,730
	Total Florida	8,260,338
	Hawaii — 1.0%
2,000,000	Hawaii State Airport System Revenue, FGIC, 6.000% due 7/1/19(a)	1,955,940
	Illinois — 14.0%
	Chicago, IL, Midway Airport Revenue, MBIA:
2,000,000	5.500% due 1/1/29	1,911,320
3,750,000	5.625% due 1/1/29(a)	3,029,325
5,000,000	Chicago, IL, Park District, GO, Refunding, FGIC, 5.000% due 1/1/29	4,798,550
1,000,000	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC, 5.250% due 12/1/18	1,050,380
1,500,000	Cook County, IL, Community College District No. 524 Moraine Valley, GO, MBIA, 5.000% due 12/1/25	1,502,070
2,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	2,212,680
	Illinois Health Facilities Authority Revenue:
	Refunding:
1,500,000	Lutheran General Health System, 7.000% due 4/1/14	1,714,410
1,850,000	SSM Health Care, MBIA, 6.550% due 6/1/13(f)	2,203,886
2,000,000	Servantoor Project, FSA, 6.000% due 8/15/12(f)	2,172,620
605,000	South Suburban Hospital Project, 7.000% due 2/15/18(f)	723,743
4,145,000	Illinois Municipal Electric Agency Power Supply, FGIC, 5.250% due 2/1/28	3,834,457
1,500,000	Illinois State, GO, First Series, FSA, 5.500% due 5/1/16	1,719,255
	Total Illinois	26,872,696
	Indiana — 2.1%
	Indiana Bond Bank Revenue:
1,285,000	5.000% due 8/1/23	1,299,135
715,000	5.000% due 8/1/23(c)	764,364
2,390,000	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, AMBAC, 5.000% due 5/1/35	1,997,896
	Total Indiana	4,061,395
	Iowa — 0.6%
1,000,000	Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16(c)	1,066,960

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Kansas — 0.8%
$1,430,000	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, 6.250% due 12/1/28	$1,459,858
	Maryland — 5.8%
	Maryland State Health & Higher EFA Revenue:
3,000,000	Carroll County General Hospital, 6.000% due 7/1/37	2,141,670
2,500,000	Suburban Hospital, 5.500% due 7/1/16	2,523,500
	University of Maryland Medical Systems:
1,000,000	6.750% due 7/1/30(c)	1,086,180
1,000,000	6.000% due 7/1/32(c)(d)	1,121,130
	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC:
2,500,000	5.500% due 4/1/15(a)	2,395,600
2,000,000	5.500% due 4/1/16(a)	1,871,920
	Total Maryland	11,140,000
	Massachusetts — 5.5%
1,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	981,120
	Massachusetts State HEFA Revenue, Partners Health:
2,405,000	5.750% due 7/1/32(c)	2,661,686
95,000	Unrefunded Balance, 5.750% due 7/1/32	88,418
	Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program:
4,665,000	Unrefunded Balance, 5.750% due 8/1/29	4,739,827
1,155,000	5.750% due 8/1/29(c)	1,198,913
1,000,000	Massachusetts State Water Resources Authority, MBIA, 5.000% due 8/1/34	959,570
	Total Massachusetts	10,629,534
	Michigan — 2.1%
	Michigan State, Hospital Finance Authority Revenue:
2,500,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	1,558,600
3,000,000	Trinity Health, 5.375% due 12/1/30	2,537,370
	Total Michigan	4,095,970
	Missouri — 1.6%
2,000,000	Boone County, MO, Hospital Revenue, Boone Hospital Center, 5.375% due 8/1/38	1,520,180
1,500,000	Missouri State Highways & Transit Commission, State Road Revenue, Second Lien, 5.250% due 5/1/20	1,617,180
	Total Missouri	3,137,360

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	9

Schedule of investments continued

December 31, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New Jersey — 6.9%
	New Jersey EDA:
$2,500,000	Motor Vehicle Surcharges Revenue, MBIA, 5.250% due 7/1/16	$2,612,475
5,150,000	PCR, Revenue, Public Service Electric and Gas Co. Project, MBIA, 6.400% due 5/1/32(a)	4,569,904
5,450,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, FGIC, 6.875% due 11/1/34(a)	5,080,436
1,000,000	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	928,040
	Total New Jersey	13,190,855
	New York — 11.2%
1,000,000	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35	760,100
500,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside, 6.700% due 1/1/43	340,975
	New York City, NY:
	GO:
1,980,000	6.000% due 5/15/30(c)	2,131,886
20,000	Unrefunded Balance, 6.000% due 5/15/30	20,155
1,000,000	Municipal Water Finance Authority, Water & Sewer Systems Revenue, 5.125% due 6/15/31	972,040
4,115,000	TFA Revenue, Unrefunded Balance, Future Tax Secured, 5.500% due 11/15/17(d)	4,389,512
3,365,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, AMBAC, 5.500% due 5/15/30	3,230,063
4,700,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC, 5.000% due 4/1/26	4,577,800
5,000,000	New York State Urban Development Corp. Revenue, State Personal Income Tax, 5.000% due 3/15/26	4,959,800
	Total New York	21,382,331
	North Carolina — 0.5%
1,200,000	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	935,052
	Oregon — 0.7%
1,250,000	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems, 5.250% due 10/1/18	1,257,275
	Pennsylvania — 2.6%
	Philadelphia, PA:
	Gas Works Revenue, 7th General Ordinance:
2,000,000	5.000% due 10/1/23	1,732,260
2,685,000	AMBAC, 5.000% due 10/1/17	2,671,656
500,000	School District, GO, FSA, 5.500% due 2/1/31(c)	554,050
	Total Pennsylvania	4,957,966

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Tennessee — 2.2%
$4,700,000	Memphis-Shelby County, TN, Airport Authority Revenue, AMBAC, 6.000% due 3/1/24(a)	$4,140,183
	Texas — 12.9%
5,000,000	Aledo, TX, GO, ISD, School Building, PSF, 5.000% due 2/15/30(d)	4,922,850
1,100,000	Beaumont, TX, ISD, GO, School Building, PSF, 5.000% due 2/15/33	1,072,852
250,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(e)	157,228
4,750,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)	2,996,300
3,125,000	Cypress-Fairbanks, TX, ISD, GO, School House, PSF, 5.000% due 2/15/30	3,092,687
2,960,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, 5.250% due 12/1/18	2,720,921
3,000,000	Houston, TX, Utility System Revenue, Refunding, Combined First Lien, FSA, 5.250% due 5/15/20	3,113,130
1,000,000	Mesquite, TX, ISD No. 1, GO, Capital Appreciation, PSFG, zero coupon bond to yield 5.169% due 8/15/27	343,230
2,500,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	2,160,950
5,000,000	Texas State Turnpike Authority Revenue, First Tier, AMBAC, 5.500% due 8/15/39	4,111,000
	Total Texas	24,691,148
	Virginia — 1.6%
2,915,000	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, 6.125% due 6/15/20(c)	3,142,516
	Washington — 4.6%
2,900,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, AMBAC, 5.450% due 7/1/37(a)	2,227,171
2,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, MBIA, 5.000% due 3/1/30	1,781,500
4,650,000	Seattle, WA, GO, FSA, 5.750% due 12/1/28(c)	4,900,589
	Total Washington	8,909,260
	TOTAL INVESTMENTS — 100.0% (Cost — $210,914,312#)	$191,808,311

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
#	Aggregate cost for federal income tax purposes is $210,887,339.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

Abbreviations used in this schedule:

AMBAC	— Ambac Assurance Corporation - Insured Bonds
CDA	— Community Development Authority
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FSA	— Financial Security Assurance - Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation - Insured Bonds
MWRA	— Massachusetts Water Resources Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
PSFG	— Permanent School Fund Guaranty
TFA	— Transitional Finance Authority

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Hospitals	19.2%
Transportation	13.8
Pre-refunded/escrowed to maturity	12.7
Water & sewer	10.3
Special tax	9.9
Industrial development	9.2
Local general obligation	8.2
Electric	7.8
Education	3.6
Leasing	2.2
Housing	1.2
Resource recovery	1.0
State general obligation	0.9
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of December, 31, 2008 and are subject to change.

RATINGS TABLE† (unaudited)

S&P/Moody’s‡
AAA/Aaa	36.6%
AA/ Aa	31.9
A	24.3
BBB/Baa	4.3
CCC/Caa	0.1
NR	2.8
100.0%

†  As a percentage of total investments.

‡  S&P primary rating; Moody’s secondary.

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

12	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	13

Bond ratings (unaudited) continued

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

14	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $210,914,312)	$191,808,311
Cash	627,753
Interest receivable	3,469,452
Receivable for securities sold	3,159,924
Receivable from broker — variation margin on open futures contracts	337,500
Prepaid expenses	9,055
Total Assets	199,411,995
LIABILITIES:
Investment management fee payable	91,217
Directors’ fees payable	4,338
Distributions payable to Auction Rate Cumulative Preferred Stockholders	2,442
Accrued expenses	127,523
Total Liabilities	225,520
Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $50,000 per share) (Note 4)	85,000,000
TOTAL NET ASSETS	$114,186,475
NET ASSETS:
Par value ($0.001 par value; 9,719,063 shares issued and outstanding; 100,000,000 shares authorized)	$ 9,719
Paid-in capital in excess of par value	135,567,168
Undistributed net investment income	689,045
Accumulated net realized loss on investments, futures contracts and swap contracts	(939,143)
Net unrealized depreciation on investments and futures contracts	(21,140,314)
TOTAL NET ASSETS	$114,186,475
Shares Outstanding	9,719,063
Net Asset Value	$11.75

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	15

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$11,217,926
EXPENSES:
Investment management fee (Note 2)	1,224,554
Auction participation fees	227,298
Legal fees	163,700
Audit and tax	135,638
Shareholder reports	106,040
Directors’ fees	54,631
Transfer agent fees	45,548
Stock exchange listing fees	37,439
Insurance	6,867
Custody fees	1,599
Miscellaneous expenses	28,308
Total Expenses	2,031,622
Less: Fees paid indirectly (Note 1)	(123)
Net Expenses	2,031,499
NET INVESTMENT INCOME	9,186,427
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(873,657)
Futures contracts	(71,134)
Swap contracts	(30,000)
Net Realized Loss	(974,791)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(24,228,687)
Futures contracts	(2,034,313)
Change in Net Unrealized Appreciation/Depreciation	(26,263,000)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS	(27,237,791)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From (Notes 1 and 4):
Net investment income	(2,779,113)
Net realized gains	(191,771)
Total Distributions Paid to Auction Rate Cumulative Preferred Stockholders	(2,970,884)
DECREASE IN NET ASSETS FROM OPERATIONS	$(21,022,248)

See Notes to Financial Statements.

16	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$9,186,427	$6,734,639
Net realized gain (loss)	(974,791)	909,927
Change in net unrealized appreciation/depreciation	(26,263,000)	(1,381,509)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From:
Net investment income	(2,779,113)	(2,339,781)
Net realized gains	(191,771)	(63,021)
Increase (Decrease) in Net Assets From Operations	(21,022,248)	3,860,255
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,037,394)	(4,529,062)
Net realized gains	(374,759)	(130,596)
Decrease in Net Assets From Distributions to Common Shareholders	(6,412,153)	(4,659,658)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (1,049,983 and 259,070 tendered shares, respectively) (Note 7)	(15,048,949)	(3,735,789)
Net assets of shares issued in connection with merger (Note 5)	—	84,576,172
Increase (Decrease) in Net Assets From Fund Share Transactions	(15,048,949)	80,840,383
INCREASE (DECREASE) IN NET ASSETS	(42,483,350)	80,040,980
NET ASSETS:
Beginning of year	156,669,825	76,628,845
End of year*	$114,186,475	$156,669,825
*Includes undistributed net investment income of:	$689,045	$333,344

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	17

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2008[1]	2007[1]	2006[1]	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$14.55	$14.79	$14.89	$15.33	$15.52
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.93	0.89	0.90	0.92	0.93
Net realized and unrealized loss	(2.81)	(0.20)	(0.01)	(0.32)	(0.12)
Distributions paid to auction rate cumulative preferred stockholders from:
Net investment income	(0.29)	(0.31)	(0.25)	(0.17)	(0.08)
Net realized gains	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]	(0.01)
Total income (loss) from operations	(2.19)	0.37	0.64	0.43	0.72
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.60)	(0.62)	(0.77)	(0.84)	(0.84)
Net realized gains	(0.04)	(0.01)	(0.00)[2]	(0.03)	(0.07)
Total distributions paid to common stock shareholders	(0.64)	(0.63)	(0.77)	(0.87)	(0.91)
Increase in Net Asset Value due to shares repurchased in tender offer	0.03	0.02	0.03	—	—
NET ASSET VALUE, END OF YEAR	$11.75	$14.55	$14.79	$14.89	$15.33
MARKET PRICE, END OF YEAR	$9.69	$13.24	$14.19	$13.60	$13.45
Total return, based on NAV[3,4]	(15.35)%	2.74%	4.68%	2.85%	4.82%
Total return,based on Market Price[4]	(22.67)%	(2.22)%	10.22%	7.64%	2.68%
NET ASSETS, END OF YEAR (000s)	$114,186	$156,670	$76,629	$85,727	$88,262
RATIOS TO AVERAGE NET ASSETS:[5]
Gross expenses	1.48%	1.48%[6]	1.41%	1.30%	1.32%
Net expenses	1.48 [7]	1.48 [6]	1.41 [8]	1.30	1.32
Net investment income	6.67	6.15	6.09	6.07	6.05
PORTFOLIO TURNOVER RATE	46%	47%	18%	40%	38%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$85,000	$85,000	$40,000	$40,000	$40,000
Asset Coverage Per Share	117,169	142,159	145,786	157,159	160,328
Involuntary Liquidating Preference Per Share[9]	50,000	50,000	50,000	50,000	50,000

1	Per share amounts have been calculated using the average shares method.
2	Amount represents less than $0.01 per share.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.25%.

7	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
8	Reflects fee waivers and/or expense reimbursements.
9	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

18	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	19

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$191,808,311	—	$191,808,311	—
Other financial instruments*	(2,034,313)	$(2,034,313)	—	—
Total	$189,773,998	$(2,034,313)	$191,808,311	—

*  Other financial instruments include futures contracts.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

20	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(d) Concentration of credit risk. Since the Fund invests a portion of its assets in obligations of issuers within a single state, it may be subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting that state.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are generally declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued daily and paid on a weekly basis and are determined as described in Note 5.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	21

Notes to financial statements continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(14,219)	$14,219

(a)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$98,494,708
Sales	114,942,817

22	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,465,025
Gross unrealized depreciation	(22,544,053)
Net unrealized depreciation	$(19,079,028)

At December 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	100	3/09	$11,770,375	$13,804,688	$(2,034,313)

4. Auction rate cumulative preferred stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Cumulative Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund now has 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund pays the applicable maximum rate. The dividend rates on the Preferred Stock during the year ended December 31, 2008 ranged from 1.142% to 11.347%. The weighted average dividend rate for the year ended December 31, 2008 was 3.495%. At December 31, 2008, the dividend rate was 1.432%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration,

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	23

Notes to financial statements continued

distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5. Transfer of net assets

On July 20, 2007, the Fund acquired the assets and liabilities of Western Asset Municipal Partners Fund II Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Western Asset Municipal Partners Fund II Inc.	5,846,732	$84,576,172

Total net assets of the Fund before the organization were $71,203,522.

As Part of the organization, shareholders of Western Asset Municipal Partners Fund II Inc. received 0.973323 shares.

The total net assets of the Western Asset Municipal Partners Fund II Inc. before acquisition included unrealized appreciation of $1,531,932 and accumulated net realized loss of $100,148. Total net assets of the Fund immediately after the transfer were $155,779,694. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

24	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

6. Distributions subsequent to December 31, 2008

Common stock distributions. On November 17, 2008, the Board of Directors of the Fund declared common stock distributions from net investment income, each in the amount of $0.05 per share, payable on January 30, 2009 and February 27, 2009 to shareholders of record on January 23, 2009 and February 20, 2009, respectively.

7. Tender offer

On January 15, 2008, the Fund, in accordance with its tender offer for up to 538,453 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.62 per share (98% of the net asset value per share of $14.91). These shares represent 5% of the Fund’s then outstanding shares.

On July 15, 2008, the Fund, in accordance with its tender offer for up to 511,530 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.03 per share (98% of the net asset value per share of $14.32). These shares represent 5% of the Fund’s then outstanding shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Tax-exempt income to common shareholders	$6,037,394	$4,529,062
Tax-exempt income to Auction Rate Cumulative Preferred Stockholders	2,779,113	2,339,781
Total tax-exempt distributions	$8,816,507	$6,868,843
Ordinary Income to Common Shareholders	$105,704	$29,959
Ordinary Income to Taxable Auction Rate Cumulative Preferred Stockholders	53,940	14,459
Net Long-term Capital Gains to Common Shareholders	269,055	100,637
Net Long-term Capital Gains Taxable Auction Rate Cumulative Preferred Stockholders	137,831	48,562
Total taxable distributions	566,530	193,617
Total distributions paid	$9,383,037	$7,062,460

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	25

Notes to financial statements continued

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$758,954
Undistributed ordinary income — net	1,022
Total undistributed earnings	759,976
Capital loss carryforward*	$(891,295)
Other book/tax temporary differences(a)	(145,752)
Unrealized appreciation/(depreciation)(b)	(21,113,341)
Total accumulated earnings/(losses) — net	$(21,390,412)

*  As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(891,295)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

26	Western Asset Municipal Partners Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Municipal Partners Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Partners Fund Inc. as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Partners Fund Inc. as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2009

Western Asset Municipal Partners Fund Inc. 2008 Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Municipal Partners Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western Asset and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other Funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

28	Western Asset Municipal Partners Fund Inc.

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged general municipal debt funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

Western Asset Municipal Partners Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 was ranked in the first and second quintiles, respectively, of the Performance Universe for those periods. Its performance was ranked in the fourth quintile of the Performance Universe for the 5-year period ended June 30, 2008 and was ranked in the third quintile of the Performance Universe for the 10-year period ended June 30, 2008. The Board considered the Manager’s explanation of the Fund’s underperformance for the 5-year period relative to the Performance Universe. Among other things, the Manager noted that almost all funds in the Fund’s category held below-investment grade securities during that period but, prior to the first quarter of 2007, the Fund was prohibited from investing in below investment grade securities. According to the Manager, this prohibition impaired the Fund’s relative performance for the 5-year period. The Board also considered the Fund’s performance relative to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and twelve other closed-end leveraged general municipal debt funds, as classified by Lipper, with assets ranging from the Fund’s $87.6 million to $240.4 million. Eight of the Expense Group funds were larger than the Fund and four were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waiver implemented by the Manager with respect to the Fund and by the managers of the other Expense Group Funds) and on a common assets only basis), was at or below (better than) the Expense Group

30	Western Asset Municipal Partners Fund Inc.

median. The Lipper Expense Information showed that the actual Management Fee was ranked ninth among the thirteen funds in the Expense Group on a common and leveraged assets basis. The Lipper Expense Information showed that the Fund’s actual total expenses on a common and leveraged assets basis was ranked tenth and ninth, respectively, among the thirteen funds in the Expense Group. The Board considered the Manager’s explanation that the Lipper Expense Information reflected the effect of a merger of another Legg Mason Closed-end Fund with the Fund in July 2007. The Manager advised the Board that, without the expenses associated with that merger, the Fund’s actual total expenses would have been ranked in the second quintile of the Expense Group on a common and leveraged assets basis.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract

Western Asset Municipal Partners Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) continued

Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 5 percent over the period covered by the analysis. Under the circumstances, however, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

32	Western Asset Municipal Partners Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Partners Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None
PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

Western Asset Municipal Partners Fund Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2000
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director of Associated Banc-Corp.
RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1997
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

34	Western Asset Municipal Partners Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2000
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTOR:
R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	146
Other board memberships held by Director	None

OFFICERS:
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset Municipal Partners Fund Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

36	Western Asset Municipal Partners Fund Inc.

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2011 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Municipal Partners Fund Inc.	37

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Western Asset Municipal Partners Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Western Asset Municipal Partners Fund Inc.	39

Dividend reinvestment plan (unaudited) continued

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

40	Western Asset Municipal Partners Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2008 to common shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid an ordinary income distribution and a long-term capital gain distribution of $0.010876 and $0.027683 per share, respectively to common shareholders of record on September 19, 2008.

Additionally, all of the distributions paid weekly by the Fund to municipal auction rate cumulative preferred shareholders qualify as tax-exempt interest dividends for Federal income tax purposes with the exception of the distribution paid on August 05, 2008, August 12, 2008 and August 19, 2008. On August 05, 2008, the Fund paid an ordinary income distribution and a long-term capital gain distribution of $14.54 and $37.14 per share, respectively, to municipal auction rate cumulative preferred shareholders. On August 12, 2008, the Fund paid an ordinary income distribution and a long-term capital gain distribution of $12.39 and $31.65 per share, respectively, to municipal auction rate cumulative preferred shareholders. And on August 19, 2008, the Fund paid a tax-exempt interest dividend, an ordinary income distribution and a long-term capital gain distribution of $21.11, $4.81 and $12.28 per share, respectively, to municipal auction rate cumulative preferred shareholders.

Please retain this information for your records.

Western Asset Municipal Partners Fund Inc.	41

Western Asset Municipal Partners Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Auction agent
William R. Hutchinson	Deutsche Bank
Riordan Roett	60 Wall Street
Jeswald W. Salacuse	New York, New York 10005

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Boston, Massachusetts 02111
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Transfer agent
American Stock Transfer & Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038

Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	KPMG LLP
345 Park Avenue
Thomas C. Mandia	New York, New York 10154
Assistant Secretary
Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
MNP
Western Asset Municipal Partners Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Municipal Partners Fund Inc.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares ofthe Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WASX010711 2/09 SR09-742

ITEM 2.                           CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                          AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                           PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2007 and $44,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were 13,500 in 2007 and 41,200 in 2008. These services consisted of procedures performed in connection with the Agreed upon procedures for the calculations pursuant to the funds articles supplementary dated March 31, 1993 creating an auction of preferred shares (APS) as of October 31,  2006 and November 30, 2006. Additional services also consisted of calculation of funds supplement to create and fix the right of auction rate of cumulative preferred stock for Western Asset Municipal Partners Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal Partners Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2007 and $7,950 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Municipal Partners Fund Inc. were $5,000 in 2007 and $0 in 2008. These services consisted of procedures in connection with the mergers of Legg Mason Partners funds on August 27, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal Partners Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Partners Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal Partners Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal Partners Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Municipal Partners Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal Partners Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                          AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                          SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 620 Eighth Avenue New York, NY 10018	Since 1999

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	110 registered investment companies with $100.3 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Stephen A. Walsh‡	110 registered investment companies with $100.3 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Joseph P. Deane‡	24 registered investment companies with $20 billion in total assets under management	1 Other pooled investment vehicle with $9.9 billion in assets under management	20 Other accounts with $2.0 billion in total assets under management**

David T. Fare‡	24 registered investment companies with $20 billion in total assets under management	1 Other pooled investment vehicle with $9.9 billion in assets under management	20 Other accounts with $2.0 billion in total assets under management**

Robert Amodeo‡	24 registered investment companies with $20 billion in total assets under management	1 Other pooled investment vehicle with $9.9 billion in assets under management	20 Other accounts with $2.0 billion in total assets under management**

*	Includes 94 accounts managed, totaling $23 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $337.1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

S. Kenneth Leech	A
Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a)                                       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2009